Offerings - Offering: 1	Oct. 31, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.800% Senior Notes due 2035
Amount Registered | shares	400,000,000
Maximum Aggregate Offering Price	$ 396,524,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 54,759.96
Offering Note	The filing fee is calculated in accordance with Rule 457(r) under the Securities Act of 1933, as amended.